10.57 Amendment to Common Stock Purchase Agreement between Torneaux
              Ltd. and DBS Industries, Inc., dated June 30, 2000.


                               AMENDMENT AGREEMENT
                               -------------------


                  AMENDMENT AGREEMENT dated as of June 30, 2000 (this "Amendment"), to the Common Stock Purchase Agreement dated June 2, 2000 (the "Agreement"), by and between DBS Industries, Inc., a Delaware corporation (the "Company"), and Torneaux Ltd., a limited liability company organized under the laws of the Commonwealth of The Bahamas (the "Purchaser"). Capitalized terms used herein without definition shall have the same meanings herein as are ascribed to such terms in the Agreement.

                  WHEREAS, pursuant to the Agreement, the Purchaser is obligated to file with the Commission a Registration Statement on Form SB-2 (or any other comparable form) by June 30, 2000; and

                  WHEREAS, the Company and the Purchaser have mutually agreed to extend the period of time for the Company to file the Registration Statement as provided for in this Amendment.

                  WHEREAS, the Company and the Purchaser desire to further amend the Agreement as set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged, the Company and the Purchaser hereby agree as follows:

                  1. The Agreement is hereby amended, by deleting the reference to "Warrants Coverage" in Section 2.3(1) thereof, and substituting therefor "Warrant Coverage".

                  2. The Agreement is hereby amended, by deleting the first clause in Section 3.1 thereof ("The Company hereby makes the following representations and warranties to the Purchaser:"), and substituting therefor "As of the Filing Date unless otherwise noted, the Company hereby makes the following representations and warranties to the Purchaser:".

                  3. The Agreement is hereby amended, by deleting the reference to "June 30, 2000" in Section 4.3(a) thereof, and substituting therefor "July 18, 2000".

                  4. The Agreement is hereby amended, by deleting Section 5.2(c) thereof in its entirety, and substituting therefor the following:

                  5. "(c) Opinion of Counsel, etc. The Purchaser shall have received an opinion of counsel to the Company substantially in the form of Exhibit A hereto, and such other certificates and documents as the Purchaser or its counsel shall reasonably require incident to the Closing."


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


                  6.  The  Agreement  is  hereby   amended,   by  deleting  both
references to "this Section 4.3(l)" in Section 6.1(l) thereof, and substituting for both of such references "this Section 6.1(l)".

                  7. The Agreement is hereby amended, by deleting the address of the Purchaser listed in Section 10.4 thereof, and substituting therefor:

                           "Torneaux Ltd.
                           Charlotte House
                           Charlotte Street
                           P.O. Box N 9204
                           Nassau, Bahamas
                           Tel. No.: (242) 325-1033
                           Fax No.: (242) 323-7918
                           Attention:  Director".

                  8. The Agreement is hereby amended, by deleting the first sentence of the first paragraph of Exhibit A thereto ("The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware."), and substituting therefor "As of the Filing Date, the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware."

                  9. Except as expressly amended hereby, the Agreement shall remain in full force and effect.

                  IN WITNESS WHEREOF, the Company and the Purchaser have signed this Agreement as of the date first above written.


                               DBS INDUSTRIES, INC.


                               By:______________________________________
                                    Name:
                                    Title:


                               TORNEAUX LTD.


                               By:______________________________________
                                    Name:
                                    Title:


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